UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:  BlackRock Funds IV

BlackRock Impact Bond Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East
52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2019

Date of reporting period: 11/30/2018

Item 1 – Report to Stockholders

NOVEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Impact U.S. Equity Fund

BlackRock Funds IV

➢	BlackRock Impact Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended November 30, 2018, ongoing strength in corporate profits sustained the equity market, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted flat returns. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the lagged effects of the Fed’s four rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.02%	6.27%
U.S. small cap equities (Russell 2000® Index)	(5.53)	0.57
International equities (MSCI Europe, Australasia, Far East Index)	(7.97)	(7.94)
Emerging market equities (MSCI Emerging Markets Index)	(9.89)	(9.09)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	1.80
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.28)	(2.70)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.30)	(1.34)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.36	1.16
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.30	0.36
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of November 30, 2018	BlackRock Impact U.S. Equity Fund

Investment Objective

BlackRock Impact U.S. Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its benchmark, the Russell 3000® Index.

Investment Process

The Fund will seek to provide total return by investing in a portfolio of equity securities of companies with positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Scientific Active Equity Impact Methodology, compared to the benchmark, and systematic, quantitative security selection models. The investment process is fundamentally driven with systematic and quantitative implementation based on expected returns.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

Green Innovation — Companies that demonstrate green innovation focus on environmentally sustainable technologies as described by the United Nations Framework Convention on Climate Change and the World Intellectual Property Organization.

Carbon Intensity — Companies that represent a lower level of carbon emission from sources owned or controlled by the company, or from the generation of electricity, heat or steam purchased by the company.

Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

High Impact Disease Research — Companies involved on “high impact disease research are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark were its overweight positions in industrial conglomerate General Electric Co., energy producer Phillips 66 and beverage and snack producer Coca-Cola Co.

Leading positive contributors to the Fund’s performance relative to the benchmark during the period included overweight positions in utility Eversource Energy, biopharmaceutical company Amgen Inc. and beverage and snack producer PepsiCo, Inc.

Describe recent portfolio activity.

During the six-month period, the Fund regularly and systematically assessed its holdings against their forecasts for outperformance versus the benchmark and impact outcome. Rebalances were implemented weekly after adjusting for transaction costs and risks. No material changes to the Fund’s portfolio were implemented during the period.

Describe portfolio positioning at period end.

As of the end of the period, the Fund held overweight positions in the utilities, materials and health care sectors relative to its benchmark. The Fund was underweight in financials, consumer staples communication services and consumer discretionary stocks.

With respect to its target societal outcomes, the Fund maintained higher exposure than its benchmark with respect to Corporate Citizenship and Green Innovation. At the end of the period, the Fund had lower-than benchmark exposure to the negative outcomes of Carbon Intensity, Ethics Controversies and Litigation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	BlackRock Impact U.S. Equity Fund

Performance Summary for the Period Ended November 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.99%	5.21%	N/A	13.07%	N/A
Investor A	0.90	4.98	(0.53)%	12.79	10.87%
Investor C	0.48	4.12	3.14	11.94	11.94
Class K	1.08	5.25	N/A	13.12	N/A
Russell 3000® Index(d)	1.89	5.53	N/A	12.86	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities.
(c)	The Fund commenced operations on October 5, 2015.
(d)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.90	$2.82	$1,000.00	$1,022.26	$2.84	0.56%
Investor A	1,000.00	1,009.00	4.08	1,000.00	1,021.01	4.10	0.81
Investor C	1,000.00	1,004.80	7.84	1,000.00	1,017.25	7.89	1.56
Class K	1,000.00	1,010.80	2.52	1,000.00	1,022.56	2.54	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Apple, Inc.	3%
Amazon.com, Inc.	3
Microsoft Corp.	3
Johnson & Johnson	1
UnitedHealth Group, Inc.	1
Facebook, Inc., Class A	1
Costco Wholesale Corp.	1
Alphabet, Inc., Class C	1
Amgen, Inc.	1
Cisco Systems, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	16
Financials	14
Industrials	10
Consumer Discretionary	10
Communication Services	9
Consumer Staples	6
Energy	5
Real Estate	4
Utilities	3
Materials	3
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

FUND SUMMARY	5

Fund Summary as of November 30, 2018	BlackRock Impact Bond Fund

Investment Objective

BlackRock Impact Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2018, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment Process

The Fund will seek to provide a combination of income and capital growth by investing in a portfolio of debt securities using model-based asset allocation and security selection models. The Fund will invest across multiple fixed income sectors and instruments, including, but not limited to, corporate bonds. The Fund will select corporate bonds of companies to seek to generate alpha and positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Systematic Active Equity Impact Methodology, compared to the benchmark.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

Greenhouse Gas Emissions — Companies that report lower levels of carbon emissions.

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of corporate bonds of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

The principal detractor from return relative to the benchmark was the Fund’s positioning with respect to residential mortgage-backed securities (“MBS”). In particular, mortgage pool selection within 30-year MBS and a preference for higher coupons constrained returns as the yield curve flattened during the period.

Selection within corporate credit contributed positively to performance due to the Fund’s positioning within consumer non-cyclicals, In particular, selection within health care and an underweight to food and beverage issuers aided return. Positioning with respect to U.S. interest rates also had a positive impact on performance due to our U.S. Treasury auction strategies.

During the period, the Fund employed derivatives as part of its investment strategy. The Fund used futures contracts as a means to manage certain risks and free up capital to purchase corporate bonds and swaps were used as part of the global rates strategies to trade long/short positions across developed and emerging markets. While the Fund’s use of derivatives detracted from Fund performance, the negative impact was offset by the positive contribution from the asset allocation to corporate bonds.

Describe recent portfolio activity.

During the period, the Fund maintained its overweight position to industrials within corporate credit. Within industrials, the Fund decreased its overweight to consumer cyclicals and technology while increasing the overweight to energy. The Fund’s overweight to basic industry was decreased, principally through a trimming of the overweight to metals issuers. Within financials, an overweight to the banking sector was reduced.

At period end, the Fund held a slightly elevated amount of cash, which was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

As of November 30, 2018, the Fund remained underweight relative to the benchmark in U.S. Treasury securities. Within spread sectors, the Fund was overweight investment grade corporate credit and agency MBS, while remaining underweight transportation and natural gas issues. The Fund also held a non-benchmark allocation to high yield corporate debt. Within investment grade corporates, the Fund was overweight in consumer sectors, banking names and select names within communications.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2018 (continued)	BlackRock Impact Bond Fund

Performance Summary for the Period Ended November 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.31%	2.04%	(0.58)%	(1.63)%	N/A	(0.69)%	N/A
Investor A	2.92	1.55	(0.60)	(1.79)	(5.71)%	(0.91)	(2.68)%
Investor C	2.31	0.85	(1.08)	(2.62)	(3.58)	(1.70)	(1.70)
Class K	3.36	1.84	(0.56)	(1.60)	N/A	(0.66)	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(d)	—	—	(0.30)	(1.34)	N/A	(0.64)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Predecessor Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced securities (“TBA”); debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.
(d)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (06/01/18)	Ending Account Value (11/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$994.20	$2.05	$1,000.00	$1,023.01	$2.08	0.41%
Investor A	1,000.00	994.00	3.30	1,000.00	1,021.76	3.35	0.66
Investor C	1,000.00	989.20	7.03	1,000.00	1,018.00	7.13	1.41
Class K	1,000.00	994.40	1.80	1,000.00	1,023.26	1.83	0.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	62%
U.S. Government Sponsored Agency Securities	35
Short-Term Securities	10
TBA Sale Commitments	— (a)
Liabilities in Excess of Other Assets	(7)

(a)	Represents less than 1% of total investments.

CREDIT QUALITY ALLOCATION (b)(c)

Credit Rating	Percent of Total Investments
AAA/Aaa(d)	36%
AA/Aa	8
A	20
BBB/Baa	30
BB/Ba	4
B	2

(b)	Excludes Short-Term Securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

FUND SUMMARY	7

About Fund Performance

On September 17, 2018, the BlackRock Impact Bond Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For BlackRock Impact U.S. Equity Fund, Class K Shares performance shown prior to the Class K March 28, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock Impact Bond Fund and 5.25% for BlackRock Impact U.S. Equity Fund, respectively, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2018 and held through November 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.7%

Aerospace & Defense — 1.4%
Axon Enterprise, Inc.(a)	126	$5,477
Boeing Co.	1,190	412,645
Curtiss-Wright Corp.	89	9,826
Harris Corp.	276	39,454
HEICO Corp.	80	6,762
HEICO Corp., Class A	135	9,115
Huntington Ingalls Industries, Inc.	94	20,257
L3 Technologies, Inc.	56	10,264
Raytheon Co.	633	110,990
United Technologies Corp.	1,792	218,337

		843,127

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	1,815	167,579
Echo Global Logistics, Inc.(a)	1,223	31,027
Expeditors International of Washington, Inc.	1,187	90,319
Hub Group, Inc., Class A(a)	1,295	57,550

		346,475

Airlines — 0.4%
Southwest Airlines Co.	1,427	77,928
United Continental Holdings, Inc.(a)	1,575	152,303

		230,231

Auto Components — 0.1%
BorgWarner, Inc.	1,508	59,687
Dana, Inc.	811	11,767

		71,454

Automobiles — 0.7%
Ford Motor Co.	21,592	203,181
General Motors Co.	4,112	156,050
Tesla, Inc.(a)	142	49,768

		408,999

Banks — 6.0%
Bank of America Corp.	23,942	679,953
BB&T Corp.	10,526	537,879
Citigroup, Inc.	4,222	273,543
Coastal Financial Corp.(a)	347	5,535
ConnectOne Bancorp, Inc.	3	60
Cullen/Frost Bankers, Inc.	922	92,495
East West Bancorp, Inc.	284	15,248
Enterprise Financial Services Corp.	2,766	123,613
First Internet Bancorp	1,313	32,628
First Republic Bank	3,628	359,716
Independent Bank Corp.	3,099	71,215
JPMorgan Chase & Co.	6,000	667,140
PacWest Bancorp	1,951	78,508
Pinnacle Financial Partners, Inc.	463	26,553
Synovus Financial Corp.	734	27,753
Texas Capital Bancshares, Inc.(a)	288	17,182
TriState Capital Holdings, Inc.(a)	251	6,303
U.S. Bancorp	2,728	148,567
Veritex Holdings, Inc.(a)(b)	312	8,015
Wells Fargo & Co.	9,542	517,940
West BanCorp., Inc.	2,135	43,767

		3,733,613

Beverages — 1.6%
Coca-Cola Co.	2,489	125,446
Coca-Cola European Partners PLC(a)	3,318	161,056
Keurig Dr Pepper, Inc.	417	11,259
Monster Beverage Corp.(a)	3,611	215,504
PepsiCo, Inc.	4,150	506,051

		1,019,316

Security	Shares	Value

Biotechnology — 3.7%
AbbVie, Inc.	4,415	$416,202
AMAG Pharmaceuticals, Inc.(a)	449	8,104
Amgen, Inc.	3,480	724,710
Biogen, Inc.(a)	224	74,753
Celgene Corp.(a)	4,366	315,313
Gilead Sciences, Inc.	8,575	616,886
Innoviva, Inc.(a)	1,237	22,588
Madrigal Pharmaceuticals, Inc.(a)	46	5,320
Sangamo Therapeutics, Inc.(a)	681	8,424
Surface Oncology, Inc.(a)	793	6,407
Vertex Pharmaceuticals, Inc.(a)	562	101,604

		2,300,311

Building Products — 0.5%
Lennox International, Inc.	1,118	252,567
Masco Corp.	1,746	55,331

		307,898

Capital Markets — 2.8%
Charles Schwab Corp.	10,511	470,893
CME Group, Inc.	486	92,379
Diamond Hill Investment Group, Inc.	71	11,949
Eaton Vance Corp.	338	13,767
Evercore, Inc., Class A	1,950	160,992
Franklin Resources, Inc.	400	13,556
GAMCO Investors, Inc., Class A	1,025	22,099
Invesco Ltd.	5,683	115,649
Marcus & Millichap, Inc.(a)	1,518	55,392
Moelis & Co., Class A	1,348	54,486
Morgan Stanley	11,451	508,310
Pzena Investment Management, Inc., Class A	5,594	57,115
SEI Investments Co.	1,012	54,344
Silvercrest Asset Management Group, Inc., Class A	1,139	15,912
T. Rowe Price Group, Inc.	255	25,337
TD Ameritrade Holding Corp.	1,114	59,944
Westwood Holdings Group, Inc.	157	6,157

		1,738,281

Chemicals — 1.9%
Axalta Coating Systems Ltd.(a)	7,596	190,128
Ecolab, Inc.	2,510	402,830
FMC Corp.	2,636	218,103
HB Fuller Co.	1,158	55,862
Huntsman Corp.	583	11,788
Innospec, Inc.	935	68,947
Linde PLC	90	14,314
RPM International, Inc.	644	42,472
Trinseo SA	303	15,310
Valvoline, Inc.	6,396	134,892
Westlake Chemical Corp.	604	43,784

		1,198,430

Commercial Services & Supplies — 0.2%
Cintas Corp.	171	32,042
Steelcase, Inc., Class A	4,067	65,885

		97,927

Communications Equipment — 1.4%
Arista Networks, Inc.(a)	134	31,956
Ciena Corp.(a)	2,118	69,089
Cisco Systems, Inc.	14,650	701,295
Palo Alto Networks, Inc.(a)	330	57,074

		859,414

Construction & Engineering — 0.1%
Comfort Systems USA, Inc.	1,059	55,767
Fluor Corp.	872	35,691

		91,458

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	41	$7,818
Vulcan Materials Co.	560	59,198

		67,016

Consumer Finance — 1.4%
Ally Financial, Inc.	9,465	252,526
American Express Co.	1,317	147,860
Capital One Financial Corp.	3,317	297,469
Synchrony Financial	6,689	173,780

		871,635

Containers & Packaging — 0.5%
Avery Dennison Corp.	2,827	272,523
Bemis Co., Inc.	211	10,288

		282,811

Distributors — 0.1%
Genuine Parts Co.	315	32,669

Diversified Consumer Services — 0.4%
Cambium Learning Group, Inc.(a)	1,482	21,459
H&R Block, Inc.	4,952	133,754
Strategic Education, Inc.	359	49,000
Weight Watchers International, Inc.(a)	269	13,455

		217,668

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(a)	2,299	501,734
On Deck Capital, Inc.(a)	1,898	14,880

		516,614

Diversified Telecommunication Services — 1.6%
AT&T, Inc.	12,916	403,496
Cogent Communications Holdings, Inc.	348	16,875
Verizon Communications, Inc.	9,743	587,503
Zayo Group Holdings, Inc.(a)	1	26

		1,007,900

Electric Utilities — 1.2%
Edison International	921	50,950
Eversource Energy	7,434	508,039
IDACORP, Inc.	472	46,369
Pinnacle West Capital Corp.	1,649	147,355

		752,713

Electrical Equipment — 0.8%
Rockwell Automation, Inc.	2,743	478,215

Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	2,071	191,940
National Instruments Corp.	691	33,831
SYNNEX Corp.	612	49,413

		275,184

Energy Equipment & Services — 1.0%
Archrock, Inc.	1,226	12,505
Halliburton Co.	1,774	55,757
Ocean Rig UDW, Inc., Class A(a)	1	28
Schlumberger Ltd.	9,301	419,475
TechnipFMC PLC	6,096	140,756

		628,521

Equity Real Estate Investment Trusts (REITs) — 4.0%
Alexandria Real Estate Equities, Inc.	820	102,090
Brandywine Realty Trust	2,033	29,011
Chimera Investment Corp.	1,526	29,284
CoreSite Realty Corp.	155	15,106
EastGroup Properties, Inc.(b)	3,549	354,971
Equity Residential	2,819	200,854
Extra Space Storage, Inc.	922	88,494

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Lamar Advertising Co., Class A	1,016	$77,053
Prologis, Inc.	9,503	639,932
Realty Income Corp.	9,296	595,781
Simon Property Group, Inc.	1,305	242,325
Welltower, Inc.	1,222	88,387

		2,463,288

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	3,188	737,321
Walmart, Inc.	1,204	117,570

		854,891

Food Products — 1.6%
General Mills, Inc.	1,602	67,781
Hershey Co.	2,040	220,932
J.M. Smucker Co.	1,561	163,140
Kellogg Co.	1,389	88,410
Lamb Weston Holdings, Inc.	163	12,502
McCormick & Co., Inc.	2,813	421,950

		974,715

Gas Utilities — 0.3%
New Jersey Resources Corp.	4,173	202,516

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	1,227	90,859
Boston Scientific Corp.(a)	6,982	263,012
Danaher Corp.	3,815	417,895
DexCom, Inc.(a)	252	32,657
Intuitive Surgical, Inc.(a)	720	382,227
Medtronic PLC	2,546	248,311
Stryker Corp.	3,022	530,240

		1,965,201

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	2,375	211,138
Anthem, Inc.	241	69,907
Cardinal Health, Inc.	5,803	318,179
CVS Health Corp.	2,546	204,189
Express Scripts Holding Co.(a)	1,241	125,924
McKesson Corp.	1,884	234,558
Surgery Partners, Inc.(a)	680	9,758
UnitedHealth Group, Inc.	3,034	853,646
WellCare Health Plans, Inc.(a)	240	61,171

		2,088,470

Health Care Technology — 0.2%
Cerner Corp.(a)	153	8,860
Veeva Systems, Inc., Class A(a)	919	88,371

		97,231

Hotels, Restaurants & Leisure — 1.6%
BJ’s Restaurants, Inc.	225	12,222
Bloomin’ Brands, Inc.	4,627	90,458
Brinker International, Inc.	750	38,310
Carrols Restaurant Group, Inc.(a)	2,187	24,101
Darden Restaurants, Inc.	807	89,206
Domino’s Pizza, Inc.	611	169,442
Extended Stay America, Inc.	2,167	39,439
McDonald’s Corp.	523	98,591
Planet Fitness, Inc., Class A(a)	534	29,487
Ruth’s Hospitality Group, Inc.	1,538	37,635
SeaWorld Entertainment, Inc.(a)	1,948	55,479
Six Flags Entertainment Corp.	638	39,148
Speedway Motorsports, Inc.	409	7,108
Starbucks Corp.	351	23,419
Vail Resorts, Inc.	609	170,021
Wendy’s Co.	1,596	28,616

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wingstop, Inc.	391	$25,657
Yum China Holdings, Inc.	996	35,687

		1,014,026

Household Durables — 0.5%
D.R. Horton, Inc.	577	21,476
Garmin Ltd.	252	16,798
Helen of Troy Ltd.(a)	288	41,193
Hooker Furniture Corp.	1,181	35,584
iRobot Corp.(a)	168	16,027
Meritage Homes Corp.(a)(b)	1,149	43,949
Roku, Inc.(a)	169	6,887
Whirlpool Corp.	956	120,580

		302,494

Household Products — 1.2%
Church & Dwight Co., Inc.	3,665	242,587
Procter & Gamble Co.	5,418	512,055

		754,642

Industrial Conglomerates — 1.0%
3M Co.	245	50,940
General Electric Co.	34,822	261,165
Honeywell International, Inc.	566	83,061
Roper Technologies, Inc.	696	207,123

		602,289

Insurance — 2.1%
Allstate Corp.	1,251	111,577
American Financial Group, Inc.	1,271	130,100
Arthur J Gallagher & Co.	421	32,446
Erie Indemnity Co., Class A	334	45,708
First American Financial Corp.	193	9,328
Hanover Insurance Group, Inc.	326	37,395
Hartford Financial Services Group, Inc.	1,810	79,984
Lincoln National Corp.	2,316	145,839
MetLife, Inc.	1,087	48,513
Principal Financial Group, Inc.	1,600	78,912
RLI Corp.	82	6,217
Travelers Cos., Inc.	2,887	376,378
Unum Group	5,910	212,228

		1,314,625

Internet & Direct Marketing Retail — 3.5%
Amazon.com, Inc.(a)	1,044	1,764,538
Etsy, Inc.(a)	1,829	98,839
Liberty Expedia Holdings, Inc., Class A(a)	487	20,410
Netflix, Inc.(a)	750	214,598
Nutrisystem, Inc.	346	12,868
TripAdvisor, Inc.(a)	788	50,479
Wayfair, Inc., Class A(a)	71	7,540

		2,169,272

Internet Software & Services — 4.8%
Alphabet, Inc., Class A(a)	621	689,093
Alphabet, Inc., Class C(a)	672	735,457
Appfolio, Inc., Class A(a)	248	15,200
Care.com, Inc.(a)	1,612	28,887
Cargurus, Inc.(a)	1,580	61,478
Dropbox, Inc., Class A(a)	2,322	54,312
EverQuote, Inc., Class A(a)	3,294	20,324
Facebook, Inc., Class A(a)	5,675	797,962
GoDaddy, Inc., Class A(a)	2,271	148,205
GrubHub, Inc.(a)	270	21,138
GTT Communications, Inc.(a)	288	9,694
Match Group, Inc.(a)	300	12,081
New Relic, Inc.(a)	958	83,528

Security	Shares	Value

Internet Software & Services (continued)
NIC, Inc.	4,334	$56,342
Nutanix, Inc., Class A(a)	312	13,950
Okta, Inc.(a)	138	8,784
SendGrid, Inc.(a)	279	12,725
Shopify, Inc., Class A(a)	81	12,365
Trade Desk, Inc., Class A(a)	113	16,097
Twilio, Inc., Class A(a)	361	34,111
VeriSign, Inc.(a)	724	112,987
Yandex NV, Class A(a)	5	147

		2,944,867

IT Services — 4.1%
Accenture PLC, Class A	4,218	693,945
Automatic Data Processing, Inc.	3,777	556,805
Broadridge Financial Solutions, Inc.	592	62,675
CSG Systems International, Inc.	809	28,372
Fidelity National Information Services, Inc.	1,654	178,549
First Data Corp., Class A(a)	2,973	56,725
International Business Machines Corp.	2,754	342,240
Mastercard, Inc., Class A	1,819	365,746
PayPal Holdings, Inc.(a)	886	76,028
Square, Inc., Class A(a)	1,367	95,471
Visa, Inc., Class A	175	24,799
WEX, Inc.(a)	180	27,895

		2,509,250

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	764	55,275
Thermo Fisher Scientific, Inc.	1,571	392,043

		447,318

Machinery — 3.1%
Caterpillar, Inc.	1,654	224,398
Crane Co.	1,679	145,015
Deere & Co.	1,283	198,711
Donaldson Co., Inc.	362	20,286
Graco, Inc.	391	17,224
Illinois Tool Works, Inc.	3,711	516,014
Ingersoll-Rand PLC	2,407	249,173
Oshkosh Corp.	1,590	113,415
PACCAR, Inc.	2,881	179,256
Snap-on, Inc.	721	119,859
Xylem, Inc.	1,499	109,397

		1,892,748

Media — 2.2%
Altice USA, Inc., Class A	997	17,637
AMC Networks, Inc., Class A(a)	775	46,391
Comcast Corp., Class A	9,993	389,827
Discovery, Inc., Class A(a)	453	13,916
Discovery, Inc., Class C(a)	671	18,741
Gray Television, Inc.(a)	2,741	50,681
Interpublic Group of Cos., Inc.	365	8,577
Liberty Global PLC, Class A(a)	807	20,038
Liberty Latin America Ltd., Class A(a)	2,099	38,307
Liberty Latin America Ltd., Class C(a)	1,310	24,222
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	4,573	181,960
Liberty Media Corp. - Liberty SiriusXM, Class C(a)(b)	5,548	222,586
Liberty Media Corp. - Liberty Formula One, Class A(a)	1,326	38,215
Liberty Media Corp. - Liberty Formula One, Class C(a)	3,051	90,981
MDC Partners, Inc., Class A(a)	22	58
Twenty-First Century Fox, Inc., Class A	528	26,120
Viacom, Inc., Class B	916	28,268
Walt Disney Co.	763	88,119
World Wrestling Entertainment, Inc., Class A	437	32,321

		1,336,965

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 0.7%
Newmont Mining Corp.	4,902	$158,531
Reliance Steel & Aluminum Co.	3,336	268,381
Ryerson Holding Corp.(a)	1,503	12,309

		439,221

Multi-Utilities — 1.0%
Consolidated Edison, Inc.	7,656	615,160

Multiline Retail — 0.7%
Dillard’s, Inc., Class A	124	8,604
Kohl’s Corp.	830	55,751
Nordstrom, Inc.	1,858	98,233
Target Corp.	3,747	265,887

		428,475

Oil, Gas & Consumable Fuels — 4.1%
Anadarko Petroleum Corp.	123	6,507
Antero Resources Corp.(a)	10,122	132,902
Apache Corp.	437	15,352
Approach Resources, Inc.(a)	39	51
Cheniere Energy, Inc.(a)	1,103	67,415
Chevron Corp.	2,480	294,971
Concho Resources, Inc.(a)	976	127,212
ConocoPhillips	1,928	127,595
Continental Resources, Inc.(a)	884	40,416
Devon Energy Corp.	327	8,839
EOG Resources, Inc.	659	68,081
EQT Corp.	484	9,056
Exxon Mobil Corp.	6,614	525,813
Kinder Morgan, Inc.	6,474	110,511
Lonestar Resources US, Inc., Class A(a)	10	68
Newfield Exploration Co.(a)	463	7,848
Par Pacific Holdings, Inc.(a)	1,275	21,573
PBF Energy, Inc., Class A	362	14,002
Phillips 66	4,432	414,481
Pioneer Natural Resources Co.	178	26,300
Range Resources Corp.	6,527	94,968
Renewable Energy Group, Inc.(a)	1,282	34,550
SM Energy Co.	3,345	68,238
Valero Energy Corp.	3,418	273,098
Whiting Petroleum Corp.(a)	509	15,407

		2,505,254

Paper & Forest Products — 0.2%
Boise Cascade Co.	3,678	97,761

Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	1,555	221,836

Pharmaceuticals — 4.3%
Arvinas Holding Co. LLC(a)(b)	709	11,989
Bristol-Myers Squibb Co.	5,937	317,392
Eli Lilly & Co.	1,244	147,588
Johnson & Johnson	5,910	868,179
Medicines Co.(a)	1,818	40,233
Merck & Co., Inc.	6,194	491,432
Nektar Therapeutics(a)	364	14,702
Pfizer, Inc.	11,833	547,040
Prestige Consumer Healthcare, Inc.(a)	271	10,520
Supernus Pharmaceuticals, Inc.(a)	227	10,764
Zoetis, Inc.	2,109	197,972

		2,657,811

Professional Services — 1.0%
ICF International, Inc.	1,218	85,297
Insperity, Inc.	1,798	179,872
Kforce, Inc.	2,684	85,056
ManpowerGroup, Inc.	1,580	128,264

Security	Shares	Value

Professional Services (continued)
TransUnion	2,404	$155,226

		633,715

Real Estate Management & Development — 0.0%
RE/MAX Holdings, Inc., Class A	490	16,155

Road & Rail — 1.2%
ArcBest Corp.	490	19,727
Covenant Transportation Group, Inc., Class A(a)	1,573	35,833
Landstar System, Inc.	4,173	455,191
Old Dominion Freight Line, Inc.	363	49,633
Ryder System, Inc.	3,116	176,272

		736,656

Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices, Inc.	3,985	366,301
Applied Materials, Inc.	5,050	188,264
Broadcom, Inc.	427	101,374
Intel Corp.	13,475	664,452
NVIDIA Corp.	2,202	359,873
NXP Semiconductors NV	499	41,602
QUALCOMM, Inc.	1,263	73,582
Silicon Laboratories, Inc.(a)	953	84,217
Texas Instruments, Inc.	1,787	178,432
Xilinx, Inc.	1,739	160,823

		2,218,920

Software — 6.0%
Activision Blizzard, Inc.	1,981	98,812
Atlassian Corp. PLC, Class A(a)	594	51,048
Electronic Arts, Inc.(a)	1,010	84,911
Fortinet, Inc.(a)	894	66,013
HubSpot, Inc.(a)	76	10,566
Intuit, Inc.	1,291	276,958
Microsoft Corp.	15,595	1,729,330
Oracle Corp.	3,888	189,579
Red Hat, Inc.(a)	390	69,638
salesforce.com, Inc.(a)	3,984	568,756
ServiceNow, Inc.(a)	565	104,678
Splunk, Inc.(a)	434	48,491
Ultimate Software Group, Inc.(a)	718	189,495
VMware, Inc., Class A(a)	985	164,830
Workiva, Inc.(a)	311	11,634
Zendesk, Inc.(a)	405	24,069

		3,688,808

Specialty Retail — 1.7%
Asbury Automotive Group, Inc.(a)	934	64,558
AutoNation, Inc.(a)	642	23,837
Best Buy Co., Inc.	533	34,427
Dick’s Sporting Goods, Inc.	738	26,553
Group 1 Automotive, Inc.	670	37,654
Home Depot, Inc.	2,280	411,130
Lithia Motors, Inc., Class A	763	63,222
MarineMax, Inc.(a)	659	13,991
Penske Automotive Group, Inc.	2,029	88,464
Ross Stores, Inc.	1,212	106,171
Sonic Automotive, Inc., Class A	3,457	54,586
Tailored Brands, Inc.	261	5,977
TJX Cos., Inc.	1,870	91,350
Ulta Salon Cosmetics & Fragrance, Inc.(a)	80	23,823
Zumiez, Inc.(a)	402	7,927

		1,053,670

Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	11,506	2,054,741
HP, Inc.	14,251	327,773

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Pure Storage, Inc., Class A(a)	972	$18,381
Synaptics, Inc.(a)	283	10,884

		2,411,779

Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc.(a)	931	123,404
NIKE, Inc., Class B	3,867	290,489
PVH Corp.	580	64,096
Ralph Lauren Corp.	114	12,700
VF Corp.	563	45,766

		536,455

Thrifts & Mortgage Finance — 0.3%
Essent Group Ltd.(a)	2,016	77,737
Federal Agricultural Mortgage Corp., Class C	858	56,680
Riverview Bancorp, Inc.	6,588	53,626
Washington Federal, Inc.	443	12,763

		200,806

Trading Companies & Distributors — 0.1%
GATX Corp.	142	11,858
W.W. Grainger, Inc.	218	68,461

		80,319

Water Utilities — 0.9%
American Water Works Co., Inc.	5,552	529,716
York Water Co.	1,662	55,046

		584,762

Wireless Telecommunication Services — 0.1%
RingCentral, Inc., Class A(a)	197	16,331
Sprint Corp.(a)	1,134	7,122
Telephone & Data Systems, Inc.	1,150	41,089

		64,542

Total Long-Term Investments — 99.7% (Cost — $54,797,905)		61,504,793

Security	Shares	Value

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.12%(c)(e)	198,705	$198,705
SL Liquidity Series, LLC, Money Market Series, 2.42%(c)(d)(e)	324,664	324,632

Total Short-Term Securities — 0.8% (Cost — $523,368)		523,337

Total Investments — 100.5% (Cost — $55,321,273)		62,028,130

Liabilities in Excess of Other Assets — (0.5)%		(293,395)

Net Assets — 100.0%		$61,734,735

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

(e)

During the period ended November 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	532,819	(334,114)	198,705	$198,705	$7,470		$—	$—
SL Liquidity Series, LLC, Money Market Series	983,771	(659,107)	324,664	324,632	432	(b)	20	(69)

				$523,337	$7,902		$20	$(69)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	4	12/21/18	$307	$3,211

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact U.S. Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$3,211	$—	$—	$—	$3,211

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended November 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(44,279)	$—	$—	$—	$(44,279)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,051	$—	$—	$—	$5,051

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$719,155

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)
Common Stocks	$61,504,793	$—	$—	$61,504,793
Short-Term Securities	198,705	—	—	198,705

	$61,703,498	$—	$—	$61,703,498

Investments Valued at NAV(b)				324,632

				$62,028,130

Derivative Financial Instruments(c)
Assets:
Equity contracts	$3,211	$—	$—	$3,211

(a)	See above Schedule of Investments for values in each industry.
(b)	As of November 30, 2018, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 62.0%

Aerospace & Defense — 1.0%
Arconic, Inc., 5.13%, 10/01/24	$25	$24,250
Boeing Co., 6.00%, 03/15/19	40	40,318
Bombardier, Inc., 5.75%, 03/15/22(a)	25	23,750
Embraer SA, 5.15%, 06/15/22	40	41,100
Rockwell Collins, Inc., 3.20%, 03/15/24	100	95,608
TransDigm, Inc., 6.38%, 06/15/26	25	24,404

		249,430

Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 02/01/22	25	25,406
Tenneco, Inc., 5.00%, 07/15/26	50	40,250
Tesla, Inc., 5.30%, 08/15/25(a)	25	21,594

		87,250

Banks — 6.8%
Bank of Montreal, 1.50%, 07/18/19	80	79,251
Bank of Nova Scotia:
1.65%, 06/14/19	125	124,079
4.38%, 01/13/21	50	51,058
Boston Properties LP, 5.63%, 11/15/20	100	103,426
Canadian Imperial Bank of Commerce, 1.60%, 09/06/19	50	49,424
Comerica, Inc., 2.13%, 05/23/19	100	99,493
Cooperatieve Rabobank UA, 4.50%, 01/11/21	100	102,047
Credit Suisse AG, New York, 5.40%, 01/14/20	80	81,277
Fifth Third Bancorp, 4.30%, 01/16/24	50	50,217
HSBC USA, Inc., 3.50%, 06/23/24	100	97,289
ING Groep NV, 3.15%, 03/29/22	200	194,489
KeyCorp, 5.10%, 03/24/21	100	103,423
Royal Bank of Canada, 2.15%, 03/15/19	110	109,782
Santander UK PLC, 2.50%, 03/14/19	80	79,902
Sumitomo Mitsui Financial Group, Inc., 2.06%, 07/14/21	80	77,118
SVB Financial Group, 3.50%, 01/29/25	50	47,833
Toronto-Dominion Bank, 2.50%, 12/14/20	100	98,521
U.S. Bancorp, 2.20%, 04/25/19	80	79,738

		1,628,367

Beverages — 0.6%
Ball Corp., 5.25%, 07/01/25	25	25,375
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(a)	75	73,668
PepsiCo, Inc., 3.00%, 10/15/27	50	46,896

		145,939

Biotechnology — 0.6%
Genzyme Corp., 5.00%, 06/15/20	80	82,193
Gilead Sciences, Inc., 4.60%, 09/01/35	35	34,177
Hubbell, Inc., 3.50%, 02/15/28	35	32,407

		148,777

Building Products — 0.4%
Owens Corning, 4.20%, 12/15/22	100	99,134

Cable Television Services — 0.1%
Motorola Solutions, Inc., 7.50%, 05/15/25	25	27,959

Capital Markets — 5.0%
Charles Schwab Corp., 3.20%, 03/02/27	75	70,852
Goldman Sachs Group, Inc.:
5.38%, 03/15/20	75	76,708
3.00%, 04/26/22	50	48,389
3.63%, 01/22/23	50	49,282
4.25%, 10/21/25	25	24,111
3.75%, 02/25/26	25	23,656
3.81%, 04/23/29(b)	50	46,476
4.80%, 07/08/44	10	9,574

Security		Par (000)	Value

Capital Markets (continued)
Invesco Finance PLC, 3.75%, 01/15/26	$	75	$71,982
Jefferies Group LLC:
6.88%, 04/15/21		100	106,433
6.50%, 01/20/43		20	19,960
Morgan Stanley:
2.20%, 12/07/18		50	49,998
5.75%, 01/25/21		100	104,091
4.88%, 11/01/22		50	51,341
5.00%, 11/24/25		50	50,638
3.88%, 01/27/26		75	72,186
4.38%, 01/22/47		15	13,711
Northern Trust Corp., 3.45%, 11/04/20		100	100,328
State Street Corp., 1.95%, 05/19/21		100	96,541
TD Ameritrade Holding Corp., 2.95%, 04/01/22		100	98,026

			1,184,283

Chemicals — 1.2%
Albemarle Corp., 4.15%, 12/01/24		50	49,742
Chemours Co., 7.00%, 05/15/25		25	25,312
Dow Chemical Co., 8.55%, 05/15/19		80	81,896
Methanex Corp., 4.25%, 12/01/24		50	48,105
Sherwin-Williams Co., 3.30%, 02/01/25		50	47,059
Tronox Finance PLC, 5.75%, 10/01/25(a)		25	21,188

			273,302

Commercial Services & Supplies — 0.3%
ADT Corp., 6.25%, 10/15/21		25	25,844
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)		25	23,312
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(a)		25	25,153

			74,309

Communications Equipment — 0.4%
CommScope Technologies LLC, 5.00%, 03/15/27(a)		25	20,594
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 07/01/22(a)		25	27,219
Juniper Networks, Inc., 4.35%, 06/15/25		25	24,680
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 05/15/25		25	24,531

			97,024

Construction & Engineering — 0.1%
AECOM, 5.13%, 03/15/27		25	22,737

Consumer Finance — 2.5%
American Express Co., 3.63%, 12/05/24		25	24,342
Autodesk, Inc., 3.50%, 06/15/27		75	68,668
Automatic Data Processing, Inc., 2.25%, 09/15/20		80	78,864
Capital One Financial Corp., 2.45%, 04/24/19		80	79,791
3.80%, 01/31/28		45	41,344
Discover Financial Services:
5.20%, 04/27/22		50	51,400
3.75%, 03/04/25		25	23,680
IHS Markit Ltd., 4.75%, 02/15/25(a)		25	24,826
Navient Corp., 5.88%, 10/25/24		25	22,437
S&P Global, Inc., 2.95%, 01/22/27		100	92,689
Synchrony Financial, 4.25%, 08/15/24		50	45,930
Visa, Inc., 3.65%, 09/15/47		50	45,390

			599,361

Containers & Packaging — 0.3%
International Paper Co., 3.80%, 01/15/26		50	48,440
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(a)		25	24,938

			73,378

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 6.7%
Ally Financial, Inc.:
4.25%, 04/15/21	$	25	$24,781
5.75%, 11/20/25		25	25,563
American Express Credit Corp., 2.70%, 03/03/22		100	97,064
Bank of America Corp.:
3.00%, 12/20/23(b)		54	51,817
4.45%, 03/03/26		50	49,174
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(c)		100	94,185
Citigroup, Inc.:
2.70%, 03/30/21		75	73,357
3.70%, 01/12/26		50	47,491
4.45%, 09/29/27		75	72,402
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(c)		50	47,632
Ford Motor Credit Co. LLC, 2.46%, 03/27/20		200	195,111
General Motors Financial Co., Inc.:
3.50%, 07/10/19		50	50,028
3.20%, 07/06/21		100	97,054
5.25%, 03/01/26		50	49,185
HSBC Holdings PLC, 5.10%, 04/05/21		100	102,785
Intercontinental Exchange, Inc., 2.75%, 12/01/20		100	98,800
John Deere Capital Corp., 1.95%, 01/08/19		50	49,946
JPMorgan Chase & Co.:
6.30%, 04/23/19		40	40,484
4.25%, 10/15/20		80	81,003
3.88%, 09/10/24		70	68,495
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)		100	94,254
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21		25	24,969
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22		25	25,359
Spectrum Brands Holdings, Inc., 7.75%, 01/15/22		25	25,500

			1,586,439

Diversified Telecommunication Services — 1.2%
AT&T, Inc.:
3.00%, 06/30/22		100	96,926
4.13%, 02/17/26		50	48,337
CenturyLink, Inc., Series Y, 7.50%, 04/01/24		25	25,656
Verizon Communications, Inc.:
3.38%, 02/15/25		53	51,016
4.33%, 09/21/28		51	50,542
5.01%, 08/21/54		25	23,601

			296,078

Electric Utilities — 2.5%
Ameren Corp., 2.70%, 11/15/20		100	97,957
Avangrid, Inc., 3.15%, 12/01/24		50	47,397
Black Hills Corp., 4.25%, 11/30/23		20	20,162
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21		100	96,549
Commonwealth Edison Co., 3.40%, 09/01/21		50	49,957
Consolidated Edison, Inc., 2.00%, 05/15/21		125	120,728
Florida Power & Light Co., 4.13%, 06/01/48		20	19,276
NV Energy, Inc., 6.25%, 11/15/20		80	83,870
Pacific Gas & Electric Co., 4.25%, 05/15/21		50	47,258

			583,154

Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc., 4.88%, 12/01/22		40	40,612

Energy Equipment & Services — 0.1%
Weatherford International Ltd., 8.25%, 06/15/23		25	16,500

Equity Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp., 2.80%, 06/01/20		50	49,414
Camden Property Trust, 2.95%, 12/15/22		20	19,404

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp.:
3.40%, 02/15/21	$	80	$79,278
5.25%, 01/15/23		50	51,742
Hospitality Properties Trust:
4.25%, 02/15/21		100	99,929
5.00%, 08/15/22		50	50,954
Kilroy Realty LP, 3.80%, 01/15/23		20	19,734
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26		25	24,313
Omega Healthcare Investors, Inc., 4.50%, 04/01/27		50	47,810
Regency Centers Corp., 3.75%, 11/15/22		100	98,891
Welltower, Inc., 4.13%, 04/01/19		80	80,056

			621,525

Food & Staples Retailing — 1.1%
Conagra Brands, Inc., 4.60%, 11/01/25		50	49,693
Costco Wholesale Corp., 1.70%, 12/15/19		80	78,977
Sysco Corp.:
1.90%, 04/01/19		75	74,744
2.60%, 06/12/22		50	48,147

			251,561

Food Products — 1.9%
Hershey Co., 4.13%, 12/01/20		75	76,211
Kellogg Co., 3.25%, 04/01/26		50	46,242
Kraft Heinz Foods Co.:
5.38%, 02/10/20		50	51,046
3.50%, 06/06/22		100	98,309
Post Holdings, Inc., 5.00%, 08/15/26(a)		25	22,937
Tyson Foods, Inc., 4.50%, 06/15/22		50	51,046
Unilever Capital Corp., 2.20%, 03/06/19		100	99,847

			445,638

Forest Products — 0.3%
Bunge Ltd. Finance Corp., 3.50%, 11/24/20		80	79,574

Health Care Equipment & Supplies — 0.5%
Becton Dickinson & Co., 2.68%, 12/15/19		66	65,447
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 02/15/21(a)		25	25,437
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23(a)		25	21,375

			112,259

Health Care Providers & Services — 0.4%
Centene Corp., 5.63%, 02/15/21		25	25,330
HCA, Inc.:
5.25%, 06/15/26		25	25,187
5.50%, 06/15/47		25	24,063
WellCare Health Plans, Inc., 5.25%, 04/01/25		25	24,781

			99,361

Hotels, Restaurants & Leisure — 0.2%
MGM Resorts International, 4.63%, 09/01/26		25	22,719
Scientific Games International, Inc., 10.00%, 12/01/22		25	25,903

			48,622

Household Durables — 0.2%
PulteGroup, Inc., 5.00%, 01/15/27		25	23,219
Toll Brothers Finance Corp., 4.88%, 03/15/27		25	23,100

			46,319

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., 6.00%, 05/15/26		25	25,750
Calpine Corp., 5.25%, 06/01/26(a)		25	23,250

			49,000

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.7%
General Electric Co.:
2.10%, 12/11/19	$	100	$97,704
3.45%, 05/15/24		75	67,014

			164,718

Insurance — 1.4%
Berkshire Hathaway Finance Corp., 1.70%, 03/15/19		80	79,757
Markel Corp., 4.90%, 07/01/22		70	72,289
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23		50	49,203
3.50%, 03/10/25		50	48,321
MetLife, Inc., Series D, 4.37%, 09/15/23		70	71,735

			321,305

Internet Software & Services — 0.9%
Alphabet, Inc.:
3.63%, 05/19/21		75	76,054
2.00%, 08/15/26		75	67,027
Expedia, Inc., 5.00%, 02/15/26		50	50,156
VeriSign, Inc., 5.25%, 04/01/25		25	25,125

			218,362

IT Services — 1.2%
DXC Technology Co.:
2.88%, 03/27/20		100	99,100
4.25%, 04/15/24		50	48,937
First Data Corp., 5.38%, 08/15/23(a)		50	50,312
Xerox Corp.:
2.75%, 09/01/20		83	80,410
4.07%, 03/17/22		8	7,602

			286,361

Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc., 4.50%, 03/01/21		80	81,358

Machinery — 0.5%
CNH Industrial Capital LLC, 4.88%, 04/01/21		25	25,125
Illinois Tool Works, Inc., 6.25%, 04/01/19		80	80,866

			105,991

Media — 3.2%
AMC Networks, Inc., 4.75%, 08/01/25		25	23,251
CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 04/01/24(a)		25	25,219
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20		80	79,634
4.46%, 07/23/22		100	100,120
4.91%, 07/23/25		50	49,656
CSC Holdings LLC, 8.63%, 02/15/19		25	25,219
DISH DBS Corp., 7.75%, 07/01/26		25	22,125
Omnicom Group, Inc., 4.45%, 08/15/20		100	101,759
Sirius XM Radio, Inc., 6.00%, 07/15/24(a)		50	51,187
Thomson Reuters Corp., 4.30%, 11/23/23		100	99,895
Walt Disney Co., 1.65%, 01/08/19		80	79,902
Warner Media LLC, 4.00%, 01/15/22		100	99,978

			757,945

Metals & Mining — 1.0%
Allegheny Technologies, Inc., 7.88%, 08/15/23		25	26,062
Commercial Metals Co., 5.38%, 07/15/27		25	22,813
Freeport-McMoRan, Inc., 3.88%, 03/15/23		50	46,562
Goldcorp, Inc., 3.63%, 06/09/21		80	79,603
Vale Overseas Ltd.:
4.38%, 01/11/22		48	48,720
6.88%, 11/10/39		20	22,566

			246,326

Security		Par (000)	Value

Multi-Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.88%, 08/20/26	$	25	$23,312
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23		25	24,400

			47,712

Office Supplies & Equipment — 0.5%
VMware, Inc.:
2.95%, 08/21/22		50	47,338
3.90%, 08/21/27		75	67,204

			114,542

Oil, Gas & Consumable Fuels — 4.0%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25		25	25,387
BP Capital Markets PLC, 3.56%, 11/01/21		70	69,792
Buckeye Partners LP, 4.88%, 02/01/21		80	81,096
Canadian Natural Resources Ltd., 3.90%, 02/01/25		40	38,436
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		25	24,219
Chevron Corp.:
1.56%, 05/16/19		80	79,542
3.19%, 06/24/23		70	68,759
DCP Midstream Operating LP, 3.88%, 03/15/23		25	23,937
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39		25	16,000
Enbridge, Inc., 4.00%, 10/01/23		40	39,766
Energy Transfer Partners LP, 4.75%, 01/15/26		50	48,463
Occidental Petroleum Corp., 3.40%, 04/15/26		25	24,110
ONEOK Partners LP, 3.38%, 10/01/22		70	67,846
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		100	102,908
6.25%, 03/15/22		100	105,287
Sable Permian Resources Land LLC/AEPB Finance Corp., 13.00%, 11/30/20(a)		25	26,000
Shell International Finance BV, 1.38%, 05/10/19		80	79,428
Valero Energy Corp., 4.90%, 03/15/45		25	23,037

			944,013

Personal Products — 0.7%
Procter & Gamble Co., 1.90%, 11/01/19		80	79,236
Unilever Capital Corp., 2.90%, 05/05/27		100	93,127

			172,363

Pharmaceuticals — 2.3%
Abbott Laboratories, 3.88%, 09/15/25		70	70,130
AbbVie, Inc., 4.25%, 11/14/28		50	47,974
AstraZeneca PLC, 3.38%, 11/16/25		50	47,729
Johnson & Johnson:
1.13%, 03/01/19		80	79,673
3.55%, 05/15/21		80	80,882
Novartis Securities Investment Ltd., 5.13%, 02/10/19		80	80,296
Wyeth LLC, 6.45%, 02/01/24		70	79,376
Zoetis, Inc., 3.25%, 02/01/23		70	68,423

			554,483

Professional Services — 0.1%
Verisk Analytics, Inc., 4.13%, 09/12/22		25	25,234

Real Estate — 0.3%
Prologis LP, 3.75%, 11/01/25		75	74,308

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/19		80	81,065
United Rentals North America, Inc., 4.88%, 01/15/28		50	45,094

			126,159

Semiconductors & Semiconductor Equipment — 1.8%
NVIDIA Corp.:
2.20%, 09/16/21		150	145,385
3.20%, 09/16/26		100	93,381

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc., 1.85%, 05/15/22	$	100	$94,797
Xilinx, Inc., 3.00%, 03/15/21		100	98,863

			432,426

Software — 0.5%
Autodesk, Inc., 4.38%, 06/15/25		25	24,736
Electronic Arts, Inc., 3.70%, 03/01/21		100	100,422

			125,158

Specialty Retail — 1.2%
Best Buy Co., Inc., 5.50%, 03/15/21		80	83,062
Home Depot, Inc., 2.00%, 06/15/19		80	79,590
QVC, Inc.:
5.13%, 07/02/22		50	50,638
4.45%, 02/15/25		25	23,619
Tapestry, Inc., 4.25%, 04/01/25		40	38,676

			275,585

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.:
2.85%, 02/23/23		50	48,730
3.00%, 06/20/27		35	32,651
Dell International LLC/EMC Corp.(a):
3.48%, 06/01/19		100	99,785
5.45%, 06/15/23		25	25,515
EMC Corp., 2.65%, 06/01/20		50	48,684
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		100	99,913
4.40%, 10/15/22		50	50,787

			406,065

Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 05/01/25		25	24,875

Wireless Telecommunication Services — 1.1%
American Tower Corp.:
2.25%, 01/15/22		50	47,596
4.00%, 06/01/25		100	96,892
SBA Communications Corp., 4.88%, 07/15/22		25	24,875
Sprint Corp., 7.63%, 02/15/25		25	25,719
T-Mobile USA, Inc., 6.00%, 04/15/24		25	25,531
Weyerhaeuser Co., 4.63%, 09/15/23		50	51,603

			272,216

Total Corporate Bonds — 62.0% (Cost — $15,384,223)			14,765,397

U.S. Government Sponsored Agency Securities — 34.5%

Mortgage-Backed Securities — 34.5%
Fannie Mae Mortgage-Backed Securities:
3.00%, 02/01/47 - 12/01/48(d)		219	209,109
3.50%, 10/01/46 - 12/01/48(d)		618	607,945
4.00%, 05/01/33 - 12/01/48(d)		2,153	2,170,625
4.50%, 12/01/33 - 02/01/48(d)		426	440,954
5.00%, 06/01/39 - 12/01/48(d)		730	772,232
5.50%, 09/01/41 - 01/01/47		170	183,219

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities(d):
3.00%, 08/01/46 - 12/01/48	$	112	$106,701
3.50%, 03/01/47 - 12/01/48		727	714,389
4.00%, 12/01/33 - 12/01/48		449	451,332
4.50%, 12/01/48		200	205,598
5.00%, 04/01/48 - 12/01/48		166	174,152
Ginnie Mae Mortgage-Backed Securities:
3.00%, 05/20/45 - 12/01/48(d)		49	47,179
3.50%, 12/20/45 - 04/20/48		835	828,510
4.00%, 03/20/46 - 12/01/48(d)		499	505,272
4.50%, 04/20/48 - 08/20/48		570	588,533
5.00%, 05/20/48		217	226,627

Total U.S. Government Sponsored Agency Securities — 34.5% (Cost — $8,396,277)			8,232,377

Total Long-Term Investments — 96.5% (Cost — $23,780,500)			22,997,774

		Shares

Short-Term Securities — 10.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.12%(e)(f)		2,456,906	2,456,906

Total Short-Term Securities — 10.3% (Cost — $2,456,906)			2,456,906

Total Investments Before TBA Sale Commitments — 106.8% (Cost — $26,237,406)			25,454,680

		Par (000)

TBA Sale Commitments(d) — (0.1%)

Mortgage-Backed Securities — (0.1%)
Ginnie Mae Mortgage-Backed Securities 4.00%, 12/01/48		25	(25,303)

Total TBA Sale Commitments — (0.1)% (Proceeds — $25,113)			(25,303)

Total Investments, Net of TBA Sale Commitments — 106.7% (Cost — $26,212,293)			25,429,377

Liabilities in Excess of Assets — (6.7)%			(1,592,273)

Net Assets — 100.0%			$23,837,104

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(d)	Represents or includes a TBA transaction.
(e)	Annualized 7-day yield as of period end.

(f)

During the period ended November 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/18	Net Activity	Shares Held at 11/30/18	Value at 11/30/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	611,967	1,844,939	2,456,906	$2,456,906	$15,279	$—	$—

(a)	Includes net capital gain distributions, if applicable.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
Euro OAT	1	12/06/18	$173	$1,805
10-Year Australian Treasury Bond	8	12/17/18	759	1,799
10- Year U.S. Ultra Long Treasury Bond	5	03/20/19	633	3,117
10-Year U.S. Treasury Note	7	03/20/19	836	2,239
Long U.S. Treasury Bond	7	03/20/19	979	4,473
Ultra Long U.S. Treasury Bond	14	03/20/19	2,134	906
Long GIilt Future	2	03/27/19	313	1,553
5-Year U.S. Treasury Note	9	03/29/19	1,017	1,090

				16,982

Short Contracts:
10-Year Canada Bond Future	9	03/20/19	903	(6,721)
2-Year U.S. Treasury Note	3	03/29/19	633	(393)

				(7,114)

				$9,868

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,532	CAD	10,000	JPMorgan Chase Bank N.A.	12/11/18	$5
USD	7,558	CAD	10,000	JPMorgan Chase Bank N.A.	12/11/18	30
USD	7,597	CAD	10,000	JPMorgan Chase Bank N.A.	12/11/18	69
USD	2,479	MXN	50,000	Deutsche Bank AG	12/11/18	26

						130

USD	1,464	MXN	30,000	JPMorgan Chase Bank N.A.	12/11/18	(8)
USD	7,236	SGD	10,000	JPMorgan Chase Bank N.A.	12/11/18	(53)

						(61)

						$69

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	NR	USD	610	$33,708	$34,328	$(620)
iTraxx XO, Series 30, Version 2	5.00	Quarterly	12/20/23	NR	EUR	523	46,291	56,053	(9,762)

							$79,999	$90,381	$(10,382)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month GBP LIBOR, 1.01%	Semi-annual	1.15%	Semi-annual	12/06/18	12/06/20	GBP	990	$(676)	$115	$(791)
6-Month GBP LIBOR, 1.01%	Semi-annual	1.15	Semi-annual	12/06/18	12/06/20	GBP	930	(691)	147	(838)
3-Month LIBOR, 2.74%	Quarterly	2.92	Semi-annual	12/06/18	12/06/20	USD	5,090	(6,325)	412	(6,737)
6-Month GBP LIBOR, 1.01%	Semi-annual	1.20	Semi-annual	12/06/18	12/06/20	GBP	1,820	1,290	(449)	1,739
3.01	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/20	USD	1,295	(881)	274	(1,155)
3.01	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/20	USD	1,295	(881)	82	(963)
(0.14)	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/20	EUR	1,065	(268)	44	(312)
(0.14)	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/20	EUR	1,065	(268)	42	(310)
6-Month EURIBOR, (0.25)%	Semi-annual	(0.04)	Annual	12/06/18	12/06/20	EUR	1,095	2,713	116	2,597
6-Month EURIBOR, (0.25)%	Semi-annual	(0.06)	Annual	12/06/18	12/06/20	EUR	110	238	3	235
6-Month EURIBOR, (0.25)%	Semi-annual	(0.06)	Annual	12/06/18	12/06/20	EUR	920	1,921	(288)	2,209
1.19	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/20	GBP	940	(350)	(322)	(28)
6-Month GBP LIBOR, 1.01%	Semi-annual	1.20	Semi-annual	12/06/18	12/06/20	GBP	950	527	(370)	897
3-Month LIBOR, 2.74%	Quarterly	3.10	Semi-annual	12/06/18	12/06/20	USD	1,200	2,834	(283)	3,117
3-Month LIBOR, 2.74%	Quarterly	3.14	Semi-annual	12/06/18	12/06/20	USD	1,230	3,921	992	2,929
6-Month GBP LIBOR, 1.01%	Semi-annual	1.21	Semi-annual	03/07/19	03/07/21	GBP	940	(581)	452	(1,033)
2.98	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/23	USD	1,580	308	(3,061)	3,369
1.37	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/23	GBP	410	(87)	(58)	(29)
1.37	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/23	GBP	380	(245)	2,552	(2,797)
2.92	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/23	USD	3,750	10,533	1,063	9,470
2.93	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/23	USD	1,027	2,341	(493)	2,834
6-Month EURIBOR, (0.25)%	Semi-annual	0.45	Annual	12/06/18	12/06/23	EUR	410	4,034	552	3,482
1.48%	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/23	GBP	740	(5,554)	(247)	(5,307)
3-Month LIBOR, 2.74%	Quarterly	3.11	Semi-annual	12/06/18	12/06/23	USD	510	2,958	(676)	3,634
6-Month EURIBOR, (0.25)%	Semi-annual	0.45	Annual	12/06/18	12/06/23	EUR	220	2,147	(598)	2,745
6-Month EURIBOR, (0.25)%	Semi-annual	0.51	Annual	12/06/18	12/06/23	EUR	440	5,839	435	5,404
3.21	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/23	USD	1,550	(16,478)	(3,767)	(12,711)
3-Month LIBOR, 2.74%	Quarterly	3.04	Semi-annual	12/06/18	12/06/23	USD	550	1,486	(268)	1,754
3-Month LIBOR, 2.74%	Quarterly	3.04	Semi-annual	12/06/18	12/06/23	USD	550	1,486	67	1,419
0.30	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/23	EUR	210	(356)	41	(397)
6-Month EURIBOR, (0.25)%	Semi-annual	0.30	Annual	12/06/18	12/06/23	EUR	430	729	(70)	799
6-Month EURIBOR, (0.25)%	Semi-annual	0.30	Annual	12/06/18	12/06/23	EUR	430	729	(60)	789
0.42	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/23	EUR	830	(6,909)	(1,644)	(5,265)
6-Month EURIBOR, (0.25)%	Semi-annual	0.44	Annual	12/06/18	12/06/23	EUR	410	3,936	342	3,594
0.44	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/23	EUR	30	(290)	16	(306)
6-Month EURIBOR, (0.25)%	Semi-annual	0.48	Annual	12/06/18	12/06/23	EUR	1,055	12,035	1,381	10,654
6-Month EURIBOR, (0.25)%	Semi-annual	0.48	Annual	12/06/18	12/06/23	EUR	420	4,874	(126)	5,000
1.37	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/23	GBP	410	(249)	(710)	461
1.42	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/23	GBP	380	(1,292)	697	(1,989)
1.47	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/23	GBP	1,150	(7,474)	(2,993)	(4,481)
6-Month GBP LIBOR, 1.01%	Semi-annual	1.47	Semi-annual	12/06/18	12/06/23	GBP	380	2,526	190	2,336
6-Month GBP LIBOR, 1.01%	Semi-annual	1.48	Semi-annual	12/06/18	12/06/23	GBP	370	2,620	714	1,906
6-Month GBP LIBOR, 1.01%	Semi-annual	1.48	Semi-annual	12/06/18	12/06/23	GBP	430	3,190	(352)	3,542
3.09%	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/23	USD	490	(2,419)	406	(2,825)
3.16	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/23	USD	1,550	(12,787)	2,341	(15,128)
3-Month LIBOR, 2.74%	Quarterly	3.19	Semi-annual	12/06/18	12/06/23	USD	530	5,246	1,319	3,927
6-Month EURIBOR, (0.25)%	Semi-annual	0.34	Annual	12/19/18	12/19/23	EUR	40	132	1	131
6-Month EURIBOR, (0.25)%	Semi-annual	0.39	Annual	12/19/18	12/19/23	EUR	20	122	—	122
6-Month EURIBOR, (0.25)%	Semi-annual	0.39	Annual	12/19/18	12/19/23	EUR	100	612	2	610
6-Month EURIBOR, (0.25)%	Semi-annual	0.43	Annual	12/19/18	12/19/23	EUR	40	333	1	332
3.06	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	03/07/19	03/07/24	USD	495	(1,506)	(122)	(1,384)
1.41	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	03/07/19	03/07/24	GBP	380	(351)	(941)	590
3.06	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	03/07/19	03/07/24	USD	470	(1,351)	295	(1,646)
MXN 28D TIIE, 8.33%	Monthly	8.19	Monthly	03/20/19	03/13/24	MXN	2,350	(3,579)	2	(3,581)
MXN 28D TIIE, 8.33%	Monthly	8.09	Monthly	03/20/19	03/13/24	MXN	1,470	(2,525)	1	(2,526)
MXN 28D TIIE, 8.33%	Monthly	8.11	Monthly	03/20/19	03/13/24	MXN	980	(1,647)	1	(1,648)
MXN 28D TIIE, 8.33%	Monthly	8.51	Monthly	03/20/19	03/13/24	MXN	660	(601)	1	(602)
MXN 28D TIIE, 8.33%	Monthly	8.60	Monthly	03/20/19	03/13/24	MXN	2,150	(1,571)	2	(1,573)
3-Month JIBAR, 7.15%	Quarterly	8.33	Quarterly	03/20/19	03/20/24	ZAR	1,980	2,529	3	2,526
6-Month WIBOR, 1.69%	Semi-annual	2.61	Annual	03/20/19	03/20/24	PLN	1,370	4,876	7	4,869
3.05	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	03/20/19	03/20/24	USD	690	(1,783)	(48)	(1,735)

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.17%	Semi-annual	6-Month JPY LIBOR, 0.00%	Semi-annual	03/20/19	03/20/24	JPY	22,000	$(729)	$4	$(733)
6-Month GBP LIBOR, 1.01%	Semi-annual	1.46	Semi-annual	03/20/19	03/20/24	GBP	110	420	57	363
0.70	Annual	3-Month STIBOR, (0.37%)	Quarterly	03/20/19	03/20/24	SEK	720	(405)	(88)	(317)
2.95	Quarterly	3-Month HIBOR, 2.04%	Quarterly	03/20/19	03/20/24	HKD	680	(731)	2	(733)
2.42%	Semi-annual	6-Month SIBOR, 1.37%	Semi-annual	03/20/19	03/20/24	SGD	84	(593)	1	(594)
2.43	Semi-annual	6-Month SIBOR, 1.37%	Semi-annual	03/20/19	03/20/24	SGD	6	(44)	—	(44)
3-Month JIBAR, 7.15%	Quarterly	8.41	Quarterly	03/20/19	03/20/24	ZAR	1,130	1,706	1	1,705
3.15	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	03/20/19	03/20/24	USD	70	(500)	1	(501)
2.49	Semi-annual	6-Month SIBOR, 1.37%	Semi-annual	03/20/19	03/20/24	SGD	12	(106)	—	(106)
6-Month WIBOR, 1.69%	Semi-annual	2.63	Annual	03/20/19	03/20/24	PLN	210	807	1	806
3-Month JIBAR, 7.15%	Quarterly	8.19	Quarterly	03/20/19	03/20/24	ZAR	1,080	955	1	954
2.51	Semi-annual	6-Month SIBOR, 1.37%	Semi-annual	03/20/19	03/20/24	SGD	58	(588)	1	(589)
6-Month BBR 0.73%	Semi-annual	2.60	Semi-annual	03/20/19	03/20/24	AUD	130	422	2	420
6-Month BBR 0.73%	Semi-annual	2.57	Semi-annual	03/20/19	03/20/24	AUD	45	86	1	85
6-Month BBR 0.73%	Semi-annual	2.58	Semi-annual	03/20/19	03/20/24	AUD	45	111	1	110
6-Month BBR 0.73%	Semi-annual	2.59	Semi-annual	03/20/19	03/20/24	AUD	65	176	1	175
6-Month BBR 0.73%	Semi-annual	2.59	Semi-annual	03/20/19	03/20/24	AUD	65	186	1	185
6-Month BBR 0.73%	Semi-annual	2.60	Semi-annual	03/20/19	03/20/24	AUD	80	243	1	242
6-Month BBR 0.73%	Semi-annual	2.60	Semi-annual	03/20/19	03/20/24	AUD	190	598	3	595
6-Month BBR 0.73%	Semi-annual	2.62	Semi-annual	03/20/19	03/20/24	AUD	130	471	2	469
2.73	Semi-annual	3-Month CAD BA 1.33%	Semi-annual	03/20/19	03/20/24	CAD	60	(192)	(17)	(175)
2.78	Semi-annual	3-Month CAD BA 1.33%	Semi-annual	03/20/19	03/20/24	CAD	70	(359)	1	(360)
2.80	Semi-annual	3-Month CAD BA 1.33%	Semi-annual	03/20/19	03/20/24	CAD	80	(466)	1	(467)
2.86	Semi-annual	3-Month CAD BA 1.33%	Semi-annual	03/20/19	03/20/24	CAD	210	(1,639)	3	(1,642)
3.06	Quarterly	3-Month HIBOR, 2.04%	Quarterly	03/20/19	03/20/24	HKD	360	(628)	1	(629)
6-Month WIBOR, 1.69%	Semi-annual	2.77	Annual	03/20/19	03/20/24	PLN	190	1,044	1	1,043
3.13	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	03/20/19	03/20/24	USD	30	(185)	1	(186)
3-Month LIBOR, 2.74%	Quarterly	3.02	Semi-annual	12/06/18	12/06/28	USD	850	(2,834)	3,157	(5,991)
3-Month LIBOR, 2.74%	Quarterly	2.97	Semi-annual	12/06/18	12/06/28	USD	850	(6,771)	(371)	(6,400)
3-Month LIBOR, 2.74%	Quarterly	2.98	Semi-annual	12/06/18	12/06/28	USD	547	(3,578)	1,072	(4,650)
6-Month EURIBOR, (0.25)%	Semi-annual	0.96	Annual	12/06/18	12/06/28	EUR	220	1,863	288	1,575
6-Month EURIBOR, (0.25)%	Semi-annual	0.93%	Annual	12/06/18	12/06/28	EUR	210	1,271	(987)	2,258
6-Month EURIBOR, (0.25)%	Semi-annual	0.98	Annual	12/06/18	12/06/28	EUR	230	2,498	(1,611)	4,109
1.05	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/28	EUR	210	(3,882)	373	(4,255)
3.15	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/28	USD	250	(1,983)	2,470	(4,453)
3-Month LIBOR, 2.74%	Quarterly	3.27	Semi-annual	12/06/18	12/06/28	USD	570	10,782	2,759	8,023
3-Month LIBOR, 2.74%	Quarterly	3.16	Semi-annual	12/06/18	12/06/28	USD	250	2,275	(468)	2,743
3-Month LIBOR, 2.74%	Quarterly	3.26	Semi-annual	12/06/18	12/06/28	USD	560	9,707	2,603	7,104
3-Month LIBOR, 2.74%	Quarterly	3.12	Semi-annual	12/06/18	12/06/28	USD	340	1,777	(612)	2,389
3-Month LIBOR, 2.74%	Quarterly	3.12	Semi-annual	12/06/18	12/06/28	USD	340	1,777	(108)	1,885
6-Month EURIBOR, (0.25)%	Semi-annual	0.98	Annual	12/06/18	12/06/28	EUR	210	2,265	392	1,873
6-Month EURIBOR, (0.25)%	Semi-annual	1.03	Annual	12/06/18	12/06/28	EUR	220	3,590	320	3,270
6-Month EURIBOR, (0.25)%	Semi-annual	1.03	Annual	12/06/18	12/06/28	EUR	210	3,439	1,051	2,388
1.04	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/28	EUR	305	(5,269)	1,966	(7,235)
1.06	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/28	EUR	210	(4,126)	(310)	(3,816)
1.06	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/28	EUR	330	(6,519)	(573)	(5,946)
1.08	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/28	EUR	220	(4,908)	230	(5,138)
1.11	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/28	EUR	250	(6,365)	(200)	(6,165)
6-Month GBP LIBOR, 1.01%	Semi-annual	1.59	Semi-annual	12/06/18	12/06/28	GBP	210	899	724	175
1.68	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/28	GBP	200	(2,858)	(373)	(2,485)
1.69	Semi-annual	6-Month GBP LIBOR, 1.01%	Semi-annual	12/06/18	12/06/28	GBP	220	(3,513)	505	(4,018)
6-Month GBP LIBOR, 1.01%	Semi-annual	1.69	Semi-annual	12/06/18	12/06/28	GBP	600	9,715	3,649	6,066
6-Month GBP LIBOR, 1.01%	Semi-annual	1.73	Semi-annual	12/06/18	12/06/28	GBP	200	4,130	1,647	2,483
3-Month LIBOR, 2.74%	Quarterly	3.22%	Semi-annual	12/06/18	12/06/28	USD	560	8,060	(1,589)	9,649
3.25	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/28	USD	290	(4,998)	(1,301)	(3,697)
3-Month LIBOR, 2.74%	Quarterly	3.16	Semi-annual	03/07/19	03/07/29	USD	540	4,003	1,096	2,907
3-Month LIBOR, 2.74%	Quarterly	3.15	Semi-annual	03/07/19	03/07/29	USD	265	1,779	275	1,504
6-Month EURIBOR, (0.25)%	Semi-annual	0.96	Annual	03/07/19	03/07/29	EUR	105	309	(16)	325
6-Month EURIBOR, (0.25)%	Semi-annual	0.96	Annual	03/07/19	03/07/29	EUR	105	309	(48)	357
6-Month EURIBOR, (0.25)%	Semi-annual	0.94	Annual	03/07/19	03/07/29	EUR	210	80	119	(39)
6-Month EURIBOR, (0.25)%	Semi-annual	1.02	Annual	03/07/19	03/07/29	EUR	230	2,190	763	1,427

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.74%	Quarterly	3.15	Semi-annual	03/07/19	03/07/29	USD	255	$1,705	$(131)	$1,836
3-Month LIBOR, 2.74%	Quarterly	3.21	Semi-annual	03/07/19	03/07/29	USD	420	5,102	1,168	3,934
1.51	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/48	EUR	80	(1,255)	45	(1,300)
1.50	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/48	EUR	90	(978)	1,221	(2,199)
1.54	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/48	EUR	90	(2,236)	103	(2,339)
3.30	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/48	USD	240	(7,407)	(1,717)	(5,690)
3.20	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/48	USD	200	(2,145)	603	(2,748)
3.20	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	12/06/18	12/06/48	USD	200	(2,145)	(268)	(1,877)
1.52	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/48	EUR	80	(1,384)	(213)	(1,171)
1.56	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	12/06/18	12/06/48	EUR	90	(2,723)	(206)	(2,517)
3.23	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	03/07/19	03/07/49	USD	113	(1,687)	(688)	(999)
1.49	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	03/07/19	03/07/49	EUR	40	(208)	50	(258)
1.49	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	03/07/19	03/07/49	EUR	40	(208)	85	(293)
1.48	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	03/07/19	03/07/49	EUR	80	(98)	(93)	(5)
1.54	Annual	6-Month EURIBOR, (0.25)%	Semi-annual	03/07/19	03/07/49	EUR	90	(1,603)	(438)	(1,165)
3.26%	Semi-annual	3-Month LIBOR, 2.74%	Quarterly	03/07/19	03/07/49	USD	190	(4,319)	(823)	(3,496)

								$2,675	$12,739	$(10,064)

(a)	Forward swap

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount/(000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
U.S. CPI Urban Consumers NAS	At Termination	2.20%	Semi-annual	10/26/23	USD	500	$3,514	$18	$3,496

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)		Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency			Termination Date
1.98%	Quarterly	3-Month KRW CDC, 1.85%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	214,770	$(316)	$—	$(316)
2.03	Quarterly	3-Month KRW CDC, 1.85%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	86,652	(305)	—	(305)
2.03	Quarterly	3-Month KRW CDC, 1.85%	Quarterly	Citibank N.A.	03/20/19	03/20/24	KRW	43,133	(147)	—	(147)
2.05	Quarterly	3-Month KRW CDC, 1.85%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	110,915	(477)	—	(477)
2.13	Quarterly	3-Month KRW CDC, 1.85%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	121,710	(955)	—	(955)
2.14	Quarterly	3-Month KRW CDC, 1.85%	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	121,710	(981)	—	(981)
2.15	Quarterly	3-Month KRW CDC, 1.85%	Quarterly	Citibank N.A.	03/20/19	03/20/24	KRW	63,770	(541)	—	(541)

									$(3,722)	$—	$ (3,722)

(a)	Forward swap

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$134,333	$(31,195)	$168,949	$(185,899)
OTC Swaps	—	—	—	(3,722)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$16,982	$—	$16,982
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	130	—	—	130
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	165,453	3,496	168,949

	$—	$—	$—	$130	$182,435	$3,496	$186,061

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$7,114	$—	$7,114
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	61	—	—	61
Swaps — centrally cleared
Net unrealized depreciation(a)	—	10,382	—	—	175,517	—	185,899
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums paid	—	—	—	—	3,722	—	3,722

	$—	$10,382	$—	$61	$186,353	$—	$196,796

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended November 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(121,246)	$—	$(121,246)
Forward foreign currency exchange contracts	—	—	—	1,240	—	—	1,240
Swaps	—	(12,529)	—	—	21,002	10,731	19,204

	$—	$(12,529)	$—	$1,240	$(100,244)	$10,731	$(100,802)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$11,852	$—	$11,852
Forward foreign currency exchange contracts	—	—	—	(572)	—	—	(572)
Swaps	—	(14,883)	—	—	(35,777)	(5,295)	(55,955)

	$—	$(14,883)	$—	$(572)	$(23,925)	$(5,295)	$(44,675)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,319,510
Average notional value of contracts — short	$2,111,381
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$34,325
Average amounts sold — in USD	$13,244
Credit default swaps:
Average notional value — buy protection	$392,586
Average notional value — sell protection	$605,007
Interest rate swaps:
Average notional value — pay fixed rate	$27,768,453
Average notional value — receives fixed rate	$32,381,093
Inflation swaps:
Average notional amount-pays	$—	(a)
Average notional amount-receives	$250,000

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$16,671	$6,923
Swaps — Centrally cleared	689	—
Forward foreign currency exchange contracts	130	61
Swaps — OTC(a)	—	3,722

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$17,490	$10,706
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(17,360)	(6,923)

Total derivative assets and liabilities subject to an MNA	$130	$3,783

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Deutsche Bank AG	$26	$(26)	$—	$—	$—
JPMorgan Chase Bank N.A.	104	(61)	—	—	43

	$130	$(87)	$—	$—	$43

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Citibank N.A.	$688	$—	$—	$—	$688
Deutsche Bank AG	3,034	(26)	—	—	3,008
JPMorgan Chase Bank N.A.	61	(61)	—	—	—

	$3,783	$(87)	$—	$—	$3,696

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2018	BlackRock Impact Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments(a):
Corporate Bonds	$—	$14,765,397	$—	$14,765,397
U.S. Government Sponsored Agency Securities	—	8,232,377	—	8,232,377
Short-Term Securities	2,456,906	—	—	2,456,906
Liabilities:
Investments:
TBA Sale Commitments	—	(25,303)	—	(25,303)

	$2,456,906	$22,972,471	$—	$25,429,377

Derivative Financial Instruments (b)
Assets:
Forward foreign currency contracts	$—	$130	$—	$130
Interest rate contracts	16,982	165,453	—	182,435
Other contracts	—	3,496	—	3,496
Liabilities:
Credit contracts	—	(3,722)	—	(3,722)
Interest rate contracts	(7,114)	(185,899)	—	(193,013)
Forward foreign currency contracts	—	(61)	—	(61)

	$9,868	$(20,603)	$—	$(10,735)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended November 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Statements of Assets and Liabilities  (unaudited)

November 30, 2018

	BlackRock Impact U.S. Equity Fund	BlackRock Impact Bond Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$61,504,793	$22,997,774
Investments at value — affiliated(c)	523,337	2,456,906
Cash	—	8,998
Cash pledged:
Futures contracts	29,000	118,000
Centrally cleared swaps	—	140,000
Foreign currency at value(d)	—	75,581
Receivables:
Investments sold	841,590	50
Capital shares sold	462,045	—
Dividends — unaffiliated	127,269	—
Dividends — affiliated	1,782	3,556
Variation margin on futures contracts	1,452	16,671
Securities lending income — affiliated	15	—
Interest — unaffiliated	—	174,923
TBA sale commitments	—	25,113
Investment adviser	—	94,396
Variation margin on centrally cleared swaps	—	689
Unrealized appreciation on forward foreign currency exchange contracts	—	130
Prepaid expenses	43,827	39,002

Total assets	63,535,110	26,151,789

LIABILITIES
TBA sale commitments at value(e)	—	25,303
Cash collateral on securities loaned at value	324,664	—
Payables:
Investments purchased	855,423	2,017,815
Capital shares redeemed	482,708	3,489
Service and distribution fees	3,258	166
Investment advisory fees	2,534	—
Administration fees	2,474	559
Board consolidation	2,217	61,882
Trustees’ and Officer’s fees	1,870	1,831
Income dividend distributions	—	47,976
Variation margin on futures contracts	—	6,923
Other accrued expenses	125,227	144,958
Unrealized depreciation on:
OTC derivatives	—	3,722
Forward foreign currency exchange contracts	—	61

Total liabilities	1,800,375	2,314,685

NET ASSETS	$61,734,735	$23,837,104

NET ASSETS CONSIST OF
Paid-in capital	$54,481,813	$25,378,503
Accumulated earnings (loss)	7,252,922	(1,541,399)

Net Assets	$61,734,735	$23,837,104

(a) Investments at cost — unaffiliated	$54,797,905	$23,780,500
(b) Securities loaned at value	$313,125	$—
(c) Investments at cost — affiliated	$523,368	$2,456,906
(d) Foreign currency at cost	$—	$75,086
(e) Proceeds from TBA sale commitments	$—	$25,113

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2018

	BlackRock Impact U.S. Equity Fund	BlackRock Impact Bond Fund

NET ASSET VALUE

Institutional
Net assets	$52,441,126	$23,159,025

Shares outstanding(f)	4,059,426	2,481,701

Net asset value	$12.92	$9.33

Investor A
Net assets	$6,742,022	$566,485

Shares outstanding(f)	523,622	60,683

Net asset value	$12.88	$9.34

Investor C
Net assets	$2,295,642	$64,933

Shares outstanding(f)	180,275	6,957

Net asset value	$12.73	$9.33

Class K
Net assets	$255,945	$46,661

Shares outstanding(f)	19,802	5,000

Net asset value	$12.93	$9.33

(f)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations  (unaudited)

Six Months Ended November 30, 2018

	BlackRock Impact U.S. Equity Fund	BlackRock Impact Bond Fund

INVESTMENT INCOME
Dividends — unaffiliated	$584,229	$—
Interest — unaffiliated	139	350,920
Dividends — affiliated	7,470	15,279
Securities lending income — affiliated — net	432	—
Foreign taxes withheld	(81)	—

Total investment income	592,189	366,199

EXPENSES
Investment advisory	124,702	36,211
Professional	44,889	56,379
Registration	31,829	27,907
Service and distribution — class specific	18,305	955
Printing	18,090	15,051
Custodian	15,849	8,298
Transfer agent — class specific	14,623	4,660
Accounting services	14,219	10,640
Administration	13,250	5,130
Administration — class specific	6,235	2,415
Trustees and Officer	4,509	4,239
Board consolidation	1,717	46,602
Miscellaneous	7,092	24,212

Total expenses excluding interest expense and fees	315,309	242,699

Total expenses	315,309	242,699
Less:
Fees waived and/or reimbursed by the Manager	(118,214)	(186,038)
Fees waived by the Administrator	(280)	(5,123)
Administration fees waived — class specific	(4,315)	(930)
Transfer agent fees waived and/or reimbursed	(1,021)	(513)

Total expenses after fees waived and/or reimbursed	191,479	50,095

Net investment income	400,710	316,104

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	444,419	(71,647)
Investments — affiliated	20	—
Futures contracts	(44,279)	(121,246)
Forward foreign currency exchange contracts	—	1,240
Foreign currency transactions	—	(1,729)
Swaps	—	19,204

	400,160	(174,178)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(381,858)	(220,576)
Investments — affiliated	(69)	—
Futures contracts	5,051	11,852
Forward foreign currency exchange contracts	—	(572)
Foreign currency translations	—	1,405
Swaps	—	(55,955)

	(376,876)	(263,846)

Net realized and unrealized gain (loss)	23,284	(438,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$423,994	$(121,920)

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Impact U.S. Equity Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$400,710	$592,219
Net realized gain	400,160	2,900,654
Net change in unrealized appreciation (depreciation)	(376,876)	3,452,943

Net increase in net assets resulting from operations	423,994	6,945,816

DISTRIBUTIONS(a)(b)
Institutional	(2,140,748)	(2,087,239)
Investor A	(241,916)	(199,535)
Investor C	(73,913)	(45,456)
Class K	(11,064)	(13,898)

Decrease in net assets resulting from distributions to shareholders	(2,467,641)	(2,346,128)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,040,002	18,105,197

NET ASSETS(b)
Total increase in net assets	3,996,355	22,704,885
Beginning of period	57,738,380	35,033,495

End of period	$61,734,735	$57,738,380

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets  (continued)

	BlackRock Impact Bond Fund
	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$316,104	$518,136
Net realized loss	(174,178)	(260,901)
Net change in unrealized appreciation (depreciation)	(263,846)	(463,257)

Net decrease in net assets resulting from operations	(121,920)	(206,022)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income:
Institutional	(315,819)	(546,635)
Investor A	(6,092)	(3,656)
Investor C	(550)	(934)
Class K	(645)	(1,184)

Decrease in net assets resulting from distributions to shareholders	(323,106)	(552,409)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(49,686)	5,218,839

NET ASSETS(b)
Total increase (decrease) in net assets	(494,712)	4,460,408
Beginning of period	24,331,816	19,871,408

End of period	$23,837,104	$24,331,816

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund

	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,		Period from 10/05/15 (a) to 05/31/16
			2018	2017

Net asset value, beginning of period	$13.33		$12.07	$10.49	$10.00

Net investment income(b)	0.09		0.17	0.15	0.11
Net realized and unrealized gain (loss)	0.06		1.79	1.74	0.45

Net increase from investment operations	0.15		1.96	1.89	0.56

Distributions(c)
From net investment income	(0.06)		(0.16)	(0.17)	(0.06)
From net realized gain	(0.50)		(0.54)	(0.14)	(0.01)

Total distributions	(0.56)		(0.70)	(0.31)	(0.07)

Net asset value, end of period	$12.92		$13.33	$12.07	$10.49

Total Return(d)
Based on net asset value	0.99	%(e)	16.74%	18.35%	5.59	%(e)

Ratios to Average Net Assets
Total expenses	0.95	%(f)	1.10%	1.63%	1.91	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.56	%(f)	0.54%	0.57%	0.64	%(f)(g)

Net investment income	1.34	%(f)	1.32%	1.37%	1.64	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$52,441		$49,872	$30,844	$21,080

Portfolio turnover rate	78%		118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.42%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund (continued)
	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,		Period from 10/05/15 (a) to 05/31/16
			2018	2017
Net asset value, beginning of period	$13.29		$12.05	$10.48	$10.00

Net investment income(b)	0.07		0.14	0.14	0.09
Net realized and unrealized gain (loss)	0.07		1.77	1.72	0.45

Net increase from investment operations	0.14		1.91	1.86	0.54

Distributions(c)
From net investment income	(0.05)		(0.13)	(0.15)	(0.05)
From net realized gain	(0.50)		(0.54)	(0.14)	(0.01)

Total distributions	(0.55)		(0.67)	(0.29)	(0.06)

Net asset value, end of period	$12.88		$13.29	$12.05	$10.48

Total Return(d)
Based on net asset value	0.90	%(e)	16.38%	18.04%	5.44	%(e)

Ratios to Average Net Assets
Total expenses	1.22	%(f)	1.42%	1.84%	2.21	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.81	%(f)	0.80%	0.82%	0.89	%(f)(g)

Net investment income	1.09	%(f)	1.06%	1.22%	1.40	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$6,742		$5,881	$3,194	$307

Portfolio turnover rate	78%		118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.70%.

See notes to financial statements.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund (continued)
	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,		Period from 10/05/15 (a) to 05/31/16
			2018	2017
Net asset value, beginning of period	$13.17		$11.98	$10.45	$10.00

Net investment income(b)	0.02		0.04	0.06	0.04
Net realized and unrealized gain	0.06		1.76	1.71	0.45

Net increase from investment operations	0.08		1.80	1.77	0.49

Distributions(c)
From net investment income	(0.02)		(0.07)	(0.10)	(0.03)
From net realized gain	(0.50)		(0.54)	(0.14)	(0.01)

Total distributions	(0.52)		(0.61)	(0.24)	(0.04)

Net asset value, end of period	$12.73		$13.17	$11.98	$10.45

Total Return(d)
Based on net asset value	0.48	%(e)	15.45%	17.24%	4.92	%(e)

Ratios to Average Net Assets
Total expenses	2.01	%(f)	2.25%	2.46%	3.27	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.56	%(f)	1.55%	1.54%	1.64	%(f)(g)

Net investment income	0.35	%(f)	0.30%	0.53%	0.64	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$2,296		$1,722	$756	$26

Portfolio turnover rate	78%		118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.78%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund (continued)

	Class K

	Six Months Ended 11/30/18 (unaudited)		Year Ended May 31,		Period from 03/28/16 (a) to 05/31/16
			2018	2017

Net asset value, beginning of period	$13.33		$12.08	$10.49	$10.10

Net investment income(b)	0.09		0.17	0.16	0.03
Net realized and unrealized gain	0.07		1.78	1.74	0.36

Net increase from investment operations	0.16		1.95	1.90	0.39

Distributions(c)
From net investment income	(0.06)		(0.16)	(0.17)	—
From net realized gain	(0.50)		(0.54)	(0.14)	—

Total distributions	(0.56)		(0.70)	(0.31)	—

Net asset value, end of period	$12.93		$13.33	$12.08	$10.49

Total Return(d)
Based on net asset value	1.08	%(e)	16.67%	18.47%	3.86	%(e)

Ratios to Average Net Assets
Total expenses	0.92	%(f)	1.09%	1.68%	1.27	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%	0.55%	0.60	%(f)(g)

Net investment income	1.38	%(f)	1.36%	1.39%	1.81	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$256		$264	$239	$208

Portfolio turnover rate	78%		118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.53%.

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund

	Institutional
	Six Months Ended 11/30/18 (unaudited)		Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.12		0.22	0.15
Net realized and unrealized gain (loss)	(0.17)		(0.29)	(0.18)

Net decrease from investment operations	(0.05)		(0.07)	(0.03)

Distributions From net investment income(c)	(0.13)		(0.23)	(0.16)

Net asset value, end of period	$9.33		$9.51	$9.81

Total Return(d)
Based on net asset value	(0.58	)%(e)	(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.00	%(g)	1.70%	1.63	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.41	%(g)	0.40%	0.44	%(g)

Net investment income(f)	2.63	%(g)	2.30%	1.93	%(g)

Supplemental Data
Net assets, end of period (000)	$23,159		$23,816	$19,713

Portfolio turnover rate(i)	91%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	50%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Investor A
	Six Months Ended 11/30/18 (unaudited)		Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.11		0.20	0.13
Net realized and unrealized gain (loss)	(0.17)		(0.29)	(0.18)

Net decrease from investment operations	(0.06)		(0.09)	(0.05)

Distributions from net investment income(c)	(0.11)		(0.21)	(0.14)

Net asset value, end of period	$9.34		$9.51	$9.81

Total Return(d)
Based on net asset value	(0.60	)%(e)	(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.43	%(g)	2.17%	1.95	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.66	%(g)	0.67%	0.70	%(g)

Net investment income(f)	2.37	%(g)	2.09%	1.69	%(g)

Supplemental Data
Net assets, end of period (000)	$566		$402	$59

Portfolio turnover rate(i)	91%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	50%	243%	332%

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Investor C
	Six Months Ended 11/30/18 (unaudited)		Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.08		0.12	0.07
Net realized and unrealized gain (loss)	(0.18)		(0.28)	(0.18)

Net decrease from investment operations	(0.10)		(0.16)	(0.11)

Distributions from net investment income(c)	(0.08)		(0.14)	(0.08)

Net asset value, end of period	$9.33		$9.51	$9.81

Total Return(d)
Based on net asset value	(1.08	)%(e)	(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets
Total expenses(f)	3.20	%(g)	2.86%	2.73	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	1.41	%(g)	1.43%	1.45	%(g)

Net investment income(f)	1.63	%(g)	1.26%	0.92	%(g)

Supplemental Data
Net assets, end of period (000)	$65		$66	$51

Portfolio turnover rate(i)	91%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	50%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)
	Class K
	Six Months Ended 11/30/18 (unaudited)		Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17

Net asset value, beginning of period	$9.51		$9.81	$10.00

Net investment income(b)	0.13		0.22	0.15
Net realized and unrealized gain (loss)	(0.18)		(0.28)	(0.18)

Net decrease from investment operations	(0.05)		(0.06)	(0.03)

Distributions from net investment income(c)	(0.13)		(0.24)	(0.16)

Net asset value, end of period	$9.33		$9.51	$9.81

Total Return(d)
Based on net asset value	(0.56	)%(e)	(0.66)%	(0.29	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.16	%(g)	1.80%	1.74	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.36	%(g)	0.38%	0.40	%(g)

Net investment income(f)	2.65	%(g)	2.30%	1.97	%(g)

Supplemental Data
Net assets, end of period (000)	$47		$48	$49

Portfolio turnover rate(i)	91%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/18 (unaudited)	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	50%	243%	332%

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM and BlackRock Funds IV (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock FundsSM	BlackRock Impact U.S. Equity Fund	Impact U.S. Equity Fund	Diversified
BlackRock Funds IV	BlackRock Impact Bond Fund	Impact Bond Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares(b)	No	Yes		To Investor A Shares after approximately 10 years
Class K Shares	No	No		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Effective November 8, 2018, these shares implemented an automatic conversion feature whereby such shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

The Board approved an Agreement and Plan of Reorganization with respect to the following Target Fund, pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Funds IV, a newly organized Massachusetts business trust. This reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Impact Bond Fund	BlackRock Funds	BlackRock Impact Bond Fund	BlackRock Funds IV

The Reorganization was affected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the Reorganization, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. The shareholders of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Impact Bond Fund	2,567,573	1	2,567,573

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Impact Bond Fund	24,249,949	25,956,600	26,532,567

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by U.S. Equity Fund are recorded on the ex-dividend date. Distributions from net investment income are declared daily and paid monthly for Impact Bond Fund. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2018, certain investments of Impact U.S. Equity Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in Impact U.S. Equity Fund’s Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Impact U.S. Equity Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$29,344	$(29,344)	$—
Credit Suisse Securities (USA) LLC	12,306	(12,306)	—
Deutsche Bank	1,691	(1,691)	—
JP Morgan Securities LLC	270,054	(270,054)	—

	$313,395	$(313,395)	$—

a)

Cash collateral with a value of $313,125 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Investment Advisory Fee
	Impact U.S. Equity Fund	Impact Bond Fund
First $1 Billion	0.40%	0.30%
$1 Billion — $3 Billion	0.38	0.28
$3 Billion — $5 Billion	0.36	0.27
$5 Billion — $10 Billion	0.35	0.26
Greater than $10 Billion	0.34	0.26

With respect to Impact Bond Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Impact U.S. Equity Fund	$7,980	$10,325	$18,305
Impact Bond Fund	626	329	955

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2018, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Impact U.S. Equity Fund	$5,364	$638	$206	$27	$6,235
Impact Bond Fund	2,353	50	7	5	2,415

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2018, the Funds did not pay any amounts to affiliates in return for these services.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations

	Institutional	Investor A	Investor C	Class K	Total
Impact U.S. Equity Fund	$181	$166	$36	$2	$385
Impact Bond Fund	48	6	9	21	84

For the six months ended November 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Impact U.S. Equity Fund	$11,489	$2,076	$1,038	$20	$14,623
Impact Bond Fund	4,005	533	77	45	4,660

Other Fees: For the six months ended November 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Impact U.S. Equity Fund	$441
Impact Bond Fund	5

For the six months ended November 30, 2018, affiliates received CDSCs as follows:

Investor C
Impact U.S. Equity Fund	$126

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2018, the amounts waived were as follows:

Total
Impact U.S. Equity Fund	$276
Impact Bond Fund	540

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2019 for Impact U.S. Equity Fund and September 30, 2020 for Impact Bond Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For six months ended November 30, 2018, there were no fees waived by the Manager.

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2018, the amount reimbursed for Impact Bond Fund was $46,602.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Impact U.S. Equity Fund	Impact Bond Fund
Institutional	0.55%	0.41%
Investor A	0.80	0.66
Investor C	1.55	1.41
Class K	0.50	0.36

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019 for Impact U.S. Equity Fund and September 30, 2020 for Impact Bond Fund, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2018, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Total
Impact U.S. Equity Fund	$117,938
Impact Bond Fund	138,896

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived — class specific, transfer agent fees reimbursed — class, respectively, in the Statements of Operations. For the six months ended November 30, 2018, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived

	Institutional	Investor A	Investor C	Class K	Total
Impact U.S. Equity Fund	$3,444	$638	$206	$27	$4,315
Impact Bond Fund	867	50	7	6	930

Transfer Agent Fees Reimbursed

	Investor A	Investor C	Class K	Total
Impact U.S. Equity Fund	$480	$522	$19	$1,021
Impact Bond Fund	408	60	45	513

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(a) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(b) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On November 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2019	2020	2021
Impact U.S. Equity Fund
Fund Level	$271,230	$261,698	$117,938
Institutional	—	1,335	3,444
Investor A	1,045	2,176	1,118
Investor C	180	1,479	728
Class K	105	79	46
Impact Bond Fund
Fund Level	213,940	278,009	138,896
Institutional	—	—	867
Investor A	31	149	458
Investor C	34	96	67
Class K	56	51	51

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Impact U.S. Equity Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Impact U.S. Equity Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, the Impact Bond Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Impact Bond Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2018, each Fund paid BIM the following amounts for securities lending agent services.

	Impact Bond Fund	Impact U.S. Equity Fund
Amounts	$—	$163

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended November 30, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Impact U.S. Equity Fund	Impact Bond Fund
Non-U.S. Government Securities	$52,683,103	$547,998
U.S. Government Securities	—	21,224,700

	$52,683,103	$21,772,698

Sales	Impact U.S. Equity Fund	Impact Bond Fund
Non-U.S. Government Securities	$47,749,620	$2,021,854
U.S. Government Securities	—	22,805,700

	$47,749,620	$24,827,554

For the six months ended November 30, 2018, purchases and sales related to mortgage dollar rolls for Impact Bond Fund were $9,876,599 and $9,888,549, respectively.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Impact U.S. Equity Fund’s U.S. federal tax returns generally remains open for the two years ended May 31, 2018 and period ended May 31, 2016. The statute of limitations on Impact Bond Fund’s U.S. federal tax return generally will remain open for the year ended May 31, 2018 and the period ended May 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2018, the Impact Bond Fund had $556,008 of non-expiring capital loss carryforwards available to offset future realized capital gains.

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Impact U.S. Equity Fund	Impact Bond Fund
Tax cost	$55,584,151	$26,237,406

Gross unrealized appreciation	$8,427,475	$210,731
Gross unrealized depreciation	(1,980,285)	(1,004,382)

Net unrealized appreciation (depreciation)	$6,447,190	$(793,651)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Impact Bond Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/18		Year Ended 05/31/18
Impact U.S. Equity Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	972,016	$12,954,041	1,619,476	$20,503,111
Shares issued in reinvestment of distributions	72,541	962,626	51,095	641,748
Shares redeemed	(727,155)	(9,613,659)	(483,004)	(6,181,479)

Net increase	317,402	$4,303,008	1,187,567	$14,963,380

Investor A
Shares sold and automatic conversion of shares	103,549	$1,374,398	202,052	$2,602,690
Shares issued in reinvestment of distributions	12,566	166,249	14,743	182,480
Shares redeemed	(35,013)	(466,232)	(39,349)	(500,512)

Net increase	81,102	$1,074,415	177,446	$2,284,658

Investor C
Shares sold	49,382	$659,717	81,608	$1,042,840
Shares issued in reinvestment of distributions	5,456	71,581	3,457	42,712
Shares redeemed and automatic conversion of shares	(5,267)	(68,719)	(17,482)	(228,393)

Net increase	49,571	$662,579	67,583	$857,159

Class K
Net increase (decrease)	—	$—	—	$—

Total Net Increase	448,075	$6,040,002	1,432,596	$18,105,197

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/18		Year Ended 05/31/18
Impact Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	74,560	$704,226	514,758	$5,038,917
Shares issued in reinvestment of distributions	6,716	63,250	8,343	80,184
Shares redeemed	(105,188)	(990,364)	(27,215)	(266,698)

Net increase (decrease)	(23,912)	$(222,888)	495,886	$4,852,403

Investor A
Shares sold and automatic conversion of shares	23,375	$220,028	36,092	$346,661
Shares issued in reinvestment of distributions	578	5,445	274	2,616
Shares redeemed	(5,599)	(52,429)	(38)	(366)

Net increase	18,354	$173,044	36,328	$348,911

Investor C
Shares sold	185	$1,729	2,317	$22,829
Shares issued in reinvestment of distributions	16	152	27	257
Shares redeemed and automatic conversion of shares	(185)	(1,723)	(584)	(5,561)

Net increase	16	$158	1,760	$17,525

Class K
Net increase (decrease)	—	$—	—	$—

Total Net Increase (Decrease)	(5,542)	$(49,686)	533,974	$5,218,839

As of November 30, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Impact U.S Equity Fund	Impact Bond Fund
Institutional	1,995,000	1,985,000
Investor A	2,500	5,000
Investor C	2,500	5,000
Class K	19,802	5,000

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and Undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

Distributions for the year ended May 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Impact U.S. Equity	Institutional	$480,012	$1,607,227
	Investor A	39,332	160,203
	Investor C	4,945	40,511
	Class K	3,157	10,741
Impact Bond	Institutional	546,635	—
	Investor A	3,656	—
	Investor C	934	—
	Class K	1,184	—

Undistributed (distributions in excess of) net investment income as of May 31, 2018 was as follows:

Undistributed (distributions in excess of) Net Investment Income
Impact U.S Equity	$262,337
Impact Bond	(3,231)

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on December 7, 2018 to the shareholders of record on December 4, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Impact U.S. Equity Fund
Institutional	$0.108678	$0.143061	$0.186979
Investor A	0.091019	0.143061	0.186979
Investor C	0.041534	0.143061	0.186979
Class K	0.112494	0.143061	0.186979

The Funds paid a net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on December 21, 2018 to the shareholders of record on December 19, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Impact Bond Fund
Institutional	$0.015281	$—	$—
Investor A	0.015281	—	—
Investor C	0.015281	—	—
Class K	0.015281	—	—

NOTES TO FINANCIAL STATEMENTS	53

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board and Trustee

Mark Stalnecker, Chair Elect of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. For BlackRock Impact US Equity Fund, the newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. For BlackRock Impact Bond Fund, the newly elected Trustees include two former Trustees, eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex and one individual who served as a director/trustee of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Impact Bond Fund.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees will take office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors/trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Shareholders approved the Trustees* of BlackRock Funds IV with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	354,534,836	508,547
Richard E. Cavanagh	354,482,594	560,789
Cynthia L. Egan	354,528,196	515,187
Frank J. Fabozzi	354,532,665	510,718
Robert Fairbairn	354,502,863	540,520
Henry Gabbay	354,491,732	551,651
R. Glenn Hubbard	354,496,888	546,495
W. Carl Kester	354,487,887	555,496
Catherine A. Lynch	354,524,111	519,272
John M. Perlowski	354,492,938	550,445
Karen P. Robards	354,575,033	468,351

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as directors/trustees for other BlackRock-advised non-index, fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

ADDITIONAL INFORMATION	55

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

Portfolio Abbreviations

OTC	Over-the-Counter
S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	57

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMP-11/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: February 4, 2019

3